UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             ----------------------

                                October 12, 2007
                Date of Report (Date of earliest event reported)

                             TARPON INDUSTRIES, INC.
             (Exact name of registrant as specified in its Charter)



      Michigan                         001-32428             30-0030900
(State or other jurisdiction    (Commission File Number)  (IRS Employer
 of incorporation)                                         Identification No.)



                                2420 Wills Street
                           Marysville, Michigan 48040
               (Address of principal executive offices) (Zip Code)

                                 (810) 364-7421
               Registrant's telephone number, including area code


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


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     o  Soliciting  material  pursuant to Rule  14a-12  under the  Exchange  Act
(17CFR240.14a-12)

     o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

     On October 12, 2007, the Registrant's wholly owned subsidiary Steelbank Tubular, Inc., through its interim receiver A. Farber & Partners, Inc. (the "Receiver"), entered into an agreement with Asset Engineering Corporation ("AEC") for AEC to purchase certain assets ("Subject Assets") of Steelbank, including all furniture, fixtures, machinery, equipment, computers, warehouse racking and material handling equipment. AEC will not purchase the inventory or receivables of Steelbank, which are expected to be sold by Steelbank, and collected by Steelbank, respectively. The Subject Assets will be purchased on an "as is, where is" basis and without recourse. The purchase price will be $1,405,800 and the closing, which is subject to certain customary conditions, is scheduled to occur on October 18, 2007 (the "Closing"). AEC will also be responsible for any taxes due in connection with the sale, transfer and conveyance of the Subject Assets. Time is of the essence with respect to the transaction.

     Following the Closing and until December 21, 2007, the Receiver will be provided the free use and exclusive unrestricted access to the Steelbank premises to effect the orderly liquidation of inventory, collect accounts receivable and attend to the orderly removal of accounting and other pertinent information.

     This summary is qualified in its entirety by reference to the agreement annexed as an exhibit hereto.

Item 9.01 Financial Statements and Exhibits

     Exhibit No. Description

     10.1 Agreement dated October 12, 2007, by and between Asset Engineering Corporation and A. Farber Partners Inc., in its capacity as Interim Receiver of the property, assets and undertakings of Steelbank Tubular, Inc.


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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  TARPON INDUSTRIES, INC.

                                  Date: October 16, 2007

                                  By:  /s/ James W. Bradshaw
                                     ------------------------------------------
                                     James W. Bradshaw, Chief Executive Officer